UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2020

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CVU	NYSE American

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 12, 2020, the audit committee of the board of directors (“Audit Committee”) of CPI Aerostructures, Inc. (the “Company”), determined, based on the recommendation of management and in consultation with CohnReznick LLP (“CohnReznick”), the Company’s independent registered public accounting firm, that the Company’s financial statements which were included in its annual report on Form 10-K for the year ended December 31, 2018, quarterly reports on Forms 10-Q for the quarters ended March 31, 2018, June 30, 2018, and September 30, 2018 and quarterly reports on Forms 10-Q for the quarters ended March 31, 2019, June 30, 2019, and September 30, 2019 should no longer be relied upon due to an error in such financial statements relating to the Company’s recognition of revenue from contracts with customers under ASC Topic 606. Similarly, CohnReznick’s reports on the effectiveness of internal control over financial reporting for the year ended December 31, 2018, management’s reports on the effectiveness of internal control over financial reporting, press releases, and investor communications describing the Company’s financial statements for such periods should no longer be relied upon. The Company’s cash flows from operations for the affected periods are not expected to be impacted.

The error was uncovered as part of the preparation of the Company’s financial statements for the year ended December 31, 2019. After reconsideration of the terms of the Company’s contracts with customers, Management’s preliminary conclusion is that certain revenues and net income were recognized prematurely or inaccurately due to an incorrect application of generally accepted accounting principles. Therefore, previously reported revenue and net income are believed to have been overstated. The error is also expected to have an impact on the Company’s balance sheet for the affected periods. Specifically, retained earnings and contract assets are believed to be overstated.

The Company expects to amend its annual report on Form 10-K for the year ended December 31, 2018 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018, September 30, 2018, March 31, 2019, June 30, 2019, and September 30, 2019, and to restate the financial statements and other disclosures contained therein as soon as reasonably practical.

At this time, the Company has not fully completed its review and the expected financial impact of the error described above is preliminary and subject to change. The Company cannot predict the aggregate amount of revenue and net income that will ultimately be restated or the final outcome or timing of the Company’s filing of restated financial statements for the affected periods.

Management has considered the effect of the error on the Company’s prior conclusions of the adequacy of its internal control over financial reporting and disclosure controls and procedures as of the end of each of the applicable periods. As a result of the error, management has determined that a material weakness existed in the Company’s internal control over financial reporting as of the end of each of the affected periods. Accordingly, the Company’s Chief Executive Officer and Acting Chief Financial Officer have concluded that the Company’s disclosure controls and procedures were not effective at the reasonable assurance level as of the end of each of the effective periods. The Company has reviewed its financial closing process and believes it has identified the corrective action to remediate the cause of the error. The Company plans to include a discussion of the Company’s plan to remediate the material weakness within in the Company’s annual report on Form 10-K for the year ended December 31, 2019.

The Company’s Audit Committee and members of the Company’s management have discussed the matters disclosed in this Item 4.02 with CohnReznick.

On February 14, 2020, the Company issued a press release announcing the foregoing, which is included as Exhibit 99.1 hereto.

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2020, the Company’s Chief Financial Officer, Dan Azmon, resigned from the Company and all offices previously held by him. Effective as of February 12, 2020, Thomas E. Powers, was appointed by the Company’s board of directors to the position of Acting Chief Financial Officer. In addition to serving as Chief Financial Officer and Secretary of the Company, Mr. Powers will serve as Chief Financial Officer and Secretary of the Company’s wholly-owned subsidiaries, Welding Metallurgy, Inc. and Compac Development Corporation.

Mr. Powers has been employed by the Company since January 2019, serving as Director of Financial Planning and Analysis. Prior to joining the Company, Mr. Powers worked for Triumph Group, a multi-billion dollar publicly owned aerospace manufacturer, where he last served as Vice President of Financial Planning and Analysis. At Triumph, he previously held positions of Corporate Controller, Division Controller and served as Interim Chief Financial Officer.

Mr. Powers will be paid an annual base salary of $225,000. Additionally, Mr. Powers will receive a one-time equity award of $30,000 of restricted shares of the Company’s common stock (“Shares”), which Shares will be granted upon the later of the filing date of (i) the Company’s amended annual report on Form 10-K/A for the year ended December 31, 2018 or (ii) the Company’s Form 10-K for the year ended December 31, 2019. The Shares will vest one year from the grant date subject to Mr. Powers’ continuing employment with the Company. The Shares will be issued pursuant to the Company’s 2016 Long Term Incentive Plan.

Forward Looking Statements

When used in this Current Report on Form 8-K, statements about the Company’s plans to amend its financial statements, the timing of such amendments, and their effect on the financial statements, which may be indicated by the words or phrases “management expects” or “the Company expects,” “is anticipated,” or similar expressions, are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in these statements, including, among others: the timing and nature of the final resolution of the accounting issues discussed in this Current Report on Form 8-K, any delay in the filing of required periodic reports, the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures, whether a restatement of financial results will be required for other periods or for other accounting issues, adverse effects on the Company’s business related to the disclosures made in this Current Report on Form 8-K or the reactions of customers or suppliers, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price. Additional risks are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. Because the risks, assumptions, and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, readers are cautioned not to place undue reliance on any such forward-looking statements, each of which speaks only as of the date made. The Company has no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

99.1	Press Release dated February 14, 2020.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2020	CPI AEROSTRUCTURES, INC.

	By:	/s/ Douglas McCrosson
Douglas McCrosson
Chief Executive Officer

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